C-Share Application Cover
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                          INDIVIDUAL FLEXIBLE PREMIUM
                     DEFERRED VARIABLE ANNUITY APPLICATION

             The Guardian Insurance & Annuity Company, Inc. (GIAC)

Send application and check to:

      Regular Mail:
      The Guardian Insurance & Annuity Company, Inc.
      Variable Annuity Administration
      P.O. Box 26210
      Lehigh Valley, PA 18002-6210

      Express Mail:
      The Guardian Insurance & Annuity Company, Inc.
      Variable Annuity Administration
      3900 Burgess Place
      Bethlehem, PA 18017

Please type or print
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1. OWNER

   Name ________________________________________________________________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   SS# or Tax ID#_______________________________________________________________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

   Tel: Day ____________________ Eve ___________________ E-mail ________________

================================================================================

2. JOINT OWNER (if any)

   Name ________________________________________________________________________

   Relationship to Owner _______________________________________________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   SS# or Tax ID# _________________________________________ E-mail______________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

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3. ANNUITANT (Complete only if different from owner in Section 1)

   Name ________________________________________________________________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   SS# or Tax ID#_______________________________________________________________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

   Tel: Day _________________________________ Eve ______________________________

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4. CONTINGENT ANNUITANT (Optional Section - Available if owner is not the annuitant)

   Name ________________________________________________________________________

   Address _____________________________________________________________________

   City __________________________________ State _______________ Zip ___________

   SS# or Tax ID#_______________________________________________________________

   Sex: |_| M |_| F  Date of Birth: Mo ___________ Day _______ Yr ____ Age _____

   Tel: Day _________________________________ Eve ______________________________

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5. BENEFICIARY (If more than one, please indicate in whole %)

   Beneficiary ______________________ Relationship to Annuitant_________________

   Date of Birth: Mo ________ Day _________ Yr ___________ Age _________  _____%

   Beneficiary ______________________ Relationship to Annuitant_________________

   Date of Birth: Mo ________ Day _________ Yr ___________ Age _________  _____%

   Beneficiary ______________________ Relationship to Annuitant_________________

   Date of Birth: Mo ________ Day _________ Yr ___________ Age _________  _____%

   Contingent Beneficiary ____________Relationship to Annuitant_________________

   Date of Birth: Mo ________ Day _________ Yr ___________ Age _________  _____%

   Contingent Beneficiary ____________Relationship to Annuitant_________________

   Date of Birth: Mo ________ Day _________ Yr ___________ Age _________  _____%

   Contingent Beneficiary ____________Relationship to Annuitant_________________

   Date of Birth: Mo ________ Day _________ Yr ___________ Age _________  _____%

   (Attach a separate sheet if necessary, signed and dated.)

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6. PLAN TYPE

   |_| Non-Qualified    |_| Traditional IRA    |_| Roth IRA   |_| Rollover IRA

   |_| SEP IRA   |_| SIMPLE IRA   |_| 401(k)   |_| TSA 403(b)

   |_| 401(a) (Please indicate type of qualified plan)__________________________

   |_| Other____________________________________________________________________

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7. ANNUITY COMMENCEMENT DATE

   The Annuity Commencement Date will be the annuitant's 90th birthday. If you want the Annuity Commencement Date to be other than this date, please notify GIAC in writing.

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8. TELEPHONE TRANSFER AUTHORIZATION

   |_| I have read the telephone transfer authorization rules in the prospectus and elect telephone transfers.

                                                       |_|  |_|  |_|  |_|  |_|

   Personal Security Code (Select any 5-digit number.)

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9. REPLACEMENT ANNUITY CONTRACT

   Is this annuity intended to replace all or part of any other annuity contract or life insurance policy? |_| Yes |_| No

   If "Yes," complete any required replacement forms and provide the information below on all contracts or policies to be replaced:

   Insurer Name ________________________________________________________________

   Owner Name __________________________________________________________________

   Contract/Policy # ___________________________________________________________

   (Attach a separate sheet if necessary.)

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10. STATEMENT OF ADDITIONAL INFORMATION

   |_| Please send me a copy of the Statement of Additional Information to the prospectus.

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11. OPTIONAL RIDERS (See prospectus for a description of the riders and annual charges.)

    |_| Contract Anniversary Enhanced Death Benefit Rider

    |_| Living Benefit Rider (Please skip Section 12A, and complete Section 12B)

    |_| Other___________________________________________________________________

    |_| Other___________________________________________________________________

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12. PURCHASE PAYMENT/PAYMENT ALLOCATION

   Complete Section A if you have not elected the Living Benefit Rider in
   Section 11 above.

   Complete Section B if you have elected the Living Benefit Rider in Section 11 above.

   A. Purchase Payment/Payment Allocation:Contracts Without Living Benefit Rider

   Purchase Payment: $________________ submitted with this application. Minimum initial payment: [$500] (Please see prospectus for details.)

   Payment Allocation: Maximum of [twenty] investments. WHOLE % ONLY (NO FRACTIONS): MUST TOTAL 100%.

   GUARDIAN                                            FIDELITY (continued)
    ______% Guardian Stock Fund                        ______% Fidelity VIP Equity-Income Portfolio

    ______% Guardian Bond Fund                         ______% Fidelity VIP III Growth Portfolio

    ______% Guardian Cash Fund                         JANUS

    ______% Guardian Small Cap Stock Fund              ______% Janus Aggressive Growth Portfolio

    ______% Guardian VC 500 Index Fund                 ______% Janus Capital Appreciation Portfolio

    ______% Guardian VC Asset Allocation Fund          ______% Janus Flexible Income Portfolio

    ______% Guardian VC High Yield Bond Fund           ______% Janus Growth & Income Portfolio

    ______% Baillie Gifford International Fund         ______% Janus Worldwide Growth Portfolio

    ______% Baillie Gifford Emerging Markets Fund      MFS

    AIM                                                ______% MFS Capital Opportunities Series

    ______% AIM V.I. Aggressive Growth Fund            ______% MFS Emerging Growth Series

    ______% AIM V.I. Growth Fund                       ______% MFS Global Government Series

    ______% AIM V.I. Government Securities Fund        ______% MFS Growth With Income Series

    ______% AIM V.I. Value Fund                        ______% MFS New Discovery Series

    FIDELITY                                           VALUE LINE

    ______% Fidelity Balanced Portfolio                ______% Value Line Centurion Fund

    ______% Fidelity VIP II Contrafund Portfolio       ______% Value Line Strategic Asset Management Trust


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   B. Purchase Payment/Payment Allocation:Contracts with the Living Benefit
   Rider

   Purchase Payment: $________________ submitted with this application. Minimum initial payment: [$500] (Please see prospectus for details.)

   o Complete below, adhering to the percentage requirement for each of the four allocation classes. Be sure that each selection is a whole % only (no fractions).

   o The payment allocation must satisfy the Percentage Requirements for the four Asset Allocation Classes: 10% Capital Preservation / 40% Income / 40% Growth / 10% Aggressive Growth.

   o  Double-check to make sure the percentages add up to 100%.

   o Also make sure that no more than [20] investment options have been selected.

   o No additional Premium Payments will be accepted to the contract while the rider is in force.

   o  Dollar Cost Averaging is NOT available.

   CAPITAL PRESERVATION                                        AGGRESSIVE GROWTH
          % Guardian Cash Fund                                       % Guardian Small Cap Stock Fund
    ------                                                     ------
      10  % TOTAL FOR CLASS (MUST EQUAL 10%)                         % AIM V.I. Aggressive Growth Fund
    ------                                                     ------
                                                                     % Baillie Gifford Emerging Markets Fund
                                                               ------
    GROWTH                                                           % Janus Aggressive Growth Portfolio
                                                               ------
          % Guardian Stock Fund                                      % Janus Capital Appreciation Portfolio
    ------                                                     ------
          % Guardian VC 500 Index Fund                               % Janus Worldwide Growth Portfolio
    ------                                                     ------
          % Guardian VC Asset Allocation Fund                        % MFS Capital Opportunities Series
    ------                                                     ------
          % Guardian VC High Yield Bond Fund                         % MFS Emerging Growth Series
    ------                                                     ------
          % Baillie Gifford International Fund                       % MFS New Discovery Series
    ------                                                     ------
          % AIM V.I. Value Fund                                  10  % TOTAL FOR CLASS (MUST EQUAL 10%)
    ------                                                     ------
          % AIM V.I. Growth Fund
    ------
          % Fidelity Balanced Portfolio
    ------
          % Fidelity VIP II Contrafund Portfolio
    ------
          % Fidelity VIP Equity-Income Portfolio
    ------
          % Fidelity VIP III Growth Portfolio
    ------
          % Janus Flexible Income Portfolio
    ------
          % Janus Growth & Income Portfolio
    ------
          % MFS Global Government Series
    ------
          % MFS Growth With Income Series
    ------
          % Value Line Centurion Fund
    ------
          % Value Line Strategic Asset Management Trust
    ------
      40  % TOTAL FOR CLASS (MUST EQUAL 40%)
    ------

    INCOME

          % Guardian Bond Fund
    ------
          % AIM V.I. Government Securities Fund
    ------
      40  % TOTAL FOR CLASS (MUST EQUAL 40%)
    ------


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13. SIGNATURES

   As owner of this annuity, I agree the following: (1) To the best of my knowledge and belief, all statements in this application are complete and true and were correctly recorded; (2) I am not subject to backup withholding;
   (3) My correct Social Security or Taxpayer ID# is given above; (4) I AM IN RECEIPT OF THE CURRENT PROSPECTUSES FOR THIS ANNUITY CONTRACT AND ITS UNDERLYING MUTUAL FUNDS; (5) I UNDERSTAND THAT THE VALUE OF THIS ANNUITY CONTRACT WHICH IS ALLOCATED TO VARIABLE INVESTMENT OPTIONS MAY INCREASE OR DECREASE AND THE VALUE OF THIS ANNUITY CONTRACT MAY BE MORE OR LESS THAN THE TOTAL PURCHASE PAYMENTS AT ANY GIVEN POINT IN TIME; (6) I understand that the contract applied for will not begin until the later of: (a) contract issue, or (b) GIAC's receipt of the first contract premium; (7) I understand that no Registered Representative can make or change a contract or waive any of GIAC's rights or requirements; (8) I understand that GIAC has the unilateral right to determine if any contract can be issued and to waive or modify any GIAC requirements; and (9) I understand that there are certain distribution restrictions under Internal Revenue Code Section 403(b) if this contract is being purchased in connection with a tax-sheltered annuity plan.

   FOR RESIDENTS OF ARIZONA: Upon the owner's written request, GIAC will provide reasonable factual information regarding the benefits and provisions of the annuity contract applied for within a reasonable amount of time. If for any reason the owner is not satisfied with any contract issued in connection with this application, the owner may return such contract to GIAC's Customer Service Office or to the agent from whom it was purchased within 10 days after receiving it. GIAC will pay to the owner an amount equal to the sum of:
   1) the difference between any premium(s) paid, including any contract fee or contingent deferred sales charge, and the amounts allocated to the contract's Allocation Options; and 2) the Contract's Accumulation Value on the date GIAC or its agent receives the returned contract.

   FOR RESIDENTS OF ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO AND
   PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

   FOR RESIDENTS OF COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

   FOR RESIDENTS OF FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

   FOR RESIDENTS OF MAINE, WASHINGTON D.C. AND VIRGINIA: It is a crime to knowingly provide false, incomplete or misleading information to any insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

   __________________________________  _________________________________________
   SIGNATURE OF OWNER                          SIGNATURE OF JOINT OWNER (IF ANY)

   _____________________  _____  ____  _________________________________________
   SIGNED AT CITY         STATE  DATE   SIGNATURE OF REGISTERED REPRESENTATIVE

                                       _________________________________________
                                       STATE LICENSE # (FOR FLORIDA AGENTS ONLY)


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                             Broker/Dealer Use Only
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As Registered Representative, I certify witnessing the signature(s) above and that the answer to the question below is true to the best of my knowledge and belief.

Does this contract replace any existing annuity contract or life insurance policy? |_| Yes |_| No

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                Suitability Profile:Required for Guardian Agents
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___________________________________________________  ___________________________
APPLICANT'S EMPLOYER                                 APPLICANT'S OCCUPATION

________________________________________________________________________________
BUSINESS ADDRESS OF APPLICANT'S EMPLOYER

__________________________________  _______________________   __________________
CITY                                STATE                     ZIP

Were the terms and conditions of this contract thoroughly explained to the
applicant?                                                      |_| Yes |_| No

Is the applicant associated with or employed by an NASD member? |_| Yes |_| No

Investment Objective(s)  |_| Safety of Principal    |_| Income

                         |_| Growth (long-term capital appreciation)

                         |_| Diversification        |_| Aggressive Growth

                                  |_| Other ____________________________________

Estimated Annual Income (all sources): $________________________________________

Estimated Net Worth  (exclusive of family  residence): $________________________

Liquid Net Worth: $_____________________________________________________________

Estimated Federal Tax Bracket: _____________________%

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BROKER/DEALER SALES                                    GUARDIAN SALES
================================================================================

________________________________________    ____________________________________
SIGNATURE OF REGISTERED                     SIGNATURE OF REGISTERED
REPRESENTATIVE                              REPRESENTATIVE

________________________________________    ____________________________________
PRINT NAME OF REGISTERED                    PRINT NAME OF REGISTERED
REPRESENTATIVE                              REPRESENTATIVE

________________________________________    ____________________________________
PRINT NAME OF CO-REGISTERED                 PRINT NAME OF CO-REGISTERED
REPRESENTATIVE (IF ANY)                     REPRESENTATIVE (IF ANY)

________________________________________    ____________________________________
PRINT NAME OF BROKER/DEALER                 PRINT GUARDIAN AGENCY NAME

________________________________________    ____________________________________
DEALER BRANCH OFFICE STREET ADDRESS         GIAC AGENCY CODE

________________________________________    ____________________________________
BRANCH OFFICE    CITY   STATE    ZIP        TEL.             FAX
________________________________________    ____________________________________
TEL.                  FAX                   R.R./CO-R.R. CODE       E-MAIL

________________________________________
BRANCH NO./R.R. NO.   E-MAIL

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